EXHIBIT 4.1
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                                  INTRAC, INC.
                        2004 OMNIBUS STOCK INCENTIVE PLAN
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                  This 2004 Omnibus Stock Incentive Plan (the "Plan") is established by Intrac, Inc., a Nevada corporation (the "Company"), effective as of December __, 2004 (the "Effective Date"), and may be amended from time to time.

            1. Purpose. The Plan is intended to provide qualifying Employees, Directors and Consultants with equity ownership in the Company and its Subsidiaries, thereby strengthening their commitment to the success of the Company, promoting the identity of interests between the Company's shareholders and such Employees, Directors and Consultants and stimulating their efforts on behalf of the Company, and to assist the Company in attracting and retaining talented personnel.

            2. Scope of the Plan. Subject to adjustment as set forth in subsection (b) below and in accordance with Section 22 the total number of Shares which may be issued pursuant to Awards under the Plan is 5,000,000, and to the extent consistent with Section 424 of the Code, not more than ___ Shares may be issued under ISOs. In accordance with the requirements of Section 162(m) of the Code, the number of Shares for which Awards may be granted to any individual Grantee in any calendar year shall not exceed 1,000,000. If any Shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or for other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any outstanding ISOs under the Plan for any reason expire or are terminated, the Shares allocable to the unexercised portion of all of such ISOs may again be subject to the ISOs under the Plan. Shares awarded under the Plan may be treasury shares or newly-issued shares.

            3. Administration.

               (a) Committee. Except with respect to Section 7 below (Automatic Option Grants), the Plan shall be administered by a Committee which shall consist of at least two or more members of the Board, all of whom, may qualify as "outside directors" as defined for purposes of the regulations under Section 162(m) of the Code and as "non-Employee directors" under Section (b)(3)(i) of Rule 16b-3. Upon listing the Shares on any national securities exchange or the Nasdaq system, the members of the Committee must then also meet the requirements of any such exchange or Nasdaq system. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and
Section 162(m) of the Code as then in effect. Notwithstanding anything to the contrary in this Plan, the Committee may be comprised of the entire Board. The Automatic Option Grant Program described in Section 7 below shall be self-executing in accordance with its terms, and the Committee shall not exercise any discretionary authority with respect to any grants made under that program.

               (b) Authority. Subject to the express provisions of the Plan, the Committee has full and final authority and discretion as follows:

                   (i) to determine when and to whom Awards should be granted and the terms, conditions and restrictions applicable to each Award, including, without limitation, (A) the exercise price of the Award, (B) the method of payment for Shares purchased upon the exercise of the Award, (C) the method of satisfaction of any tax withholding obligation arising in connection with the Award, (D) the timing, terms and conditions of the exercisability of the Award or the vesting of any Shares acquired upon the exercise thereof, (E) the time of the expiration of the vesting of any Shares acquired upon the exercise thereof,
(F) the effect of the Grantee's termination of employment or service with the Company on any of the foregoing, (G) all other terms, conditions and restrictions applicable to the Award or such Shares not inconsistent with the terms of the Plan, (H) the benefit payable under any SAR or Performance Share, and (I) whether or not specific Awards shall be identified with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                   (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of any Award) shall be forfeited and whether such Shares shall be held in escrow;

                   (iii) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                   (iv) to make, amend and rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of the Plan, including, without limitation, rules with respect to the exercisability and forfeitability of Awards upon the termination of employment or service of a Grantee;

                   (v) to determine the terms, conditions and restrictions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

                   (vi) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

                   (vii) to accelerate the exercisability of, and to accelerate or waive any or all of the terms, conditions and restrictions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment (other than for Cause);

                   (viii) subject to Section 6(c), to extend the time during which any Award or group of Awards may be exercised;

                   (ix) to have the Award either comply with Section 409A of the Code or not result in the deferral of compensation within the meaning of said
Section 409A;

                   (x) to make such adjustments or modifications to Awards to Grantees working outside the United States as are advisable to fulfill the purposes of the Plan;

                   (xi) to impose such additional terms, conditions and restrictions upon the grant, exercise or retention of Awards as the Committee may, before or concurrent with the grant thereof, deem appropriate; and

                   (xii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final.

            4. Indemnification and Reimbursement. Service as a member of the Committee or any other duly appointed committee shall constitute service as a Board member, and such members shall accordingly be entitled to full indemnification and reimbursement as Board members for their service as members of the Committee or any other duly appointed committee. No Committee or other duly appointed committee member shall be liable for any act or omission made in good faith with respect to the Plan or any Award granted under the Plan.

            5. Eligibility. The Committee may, in its discretion, grant Awards to any Eligible Person, whether or not he or she has previously received an Award, except in the case of (a) an ISO, which can only be granted to an Employee of the Company or any Subsidiary and (b) the Automatic Option Grant Program described in Section 7 below, which shall be self-executing. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Directors, whether through appointment by the Board or election by the Company's stockholders, and (ii) those individuals who continue to serve as non-employee Directors at one or more annual stockholder meetings held after the date on which the Employee first became a non-employee Director. A non-employee Director who has previously been employed by the Company (or any parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Director, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program while he or she continues to serve as a non-employee Director.

            6. Conditions to Grants.

               (a) General Conditions. Awards shall be evidenced by written Award Agreements specifying the number of Shares covered thereby, in such form as the Committee shall from time to time establish. To the extent consistent with Section 3(b), Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

                   (i) The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee;

                   (ii) In the case of an Award of options, the Option Term shall under no circumstances extend more than ten (10) years after the Grant Date and shall be subject to earlier termination as herein provided and as provided in the applicable Award Agreement; and

                   (iii) Any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award.

               (b) Grant of Options. No later than the Grant Date of any option, the Committee shall determine the Option Price of such option. Subject to
Section 6(c), the Option Price of an option may be not less than the Fair Market Value of a Share on the Grant Date. An option shall be exercisable for unrestricted Shares, unless the Award Agreement provides that it is exercisable for Restricted Shares.

               (c) Grant of ISOs. At the time of the grant of any option, the Committee may, in its discretion, designate that such option shall be made subject to additional restrictions to permit the option to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an ISO:

                   (i) shall have an Option Price that is not less than the Fair Market Value of a Share on the Grant Date and, if granted to a Ten Percent Owner, have an Option Price that is not less than 110% of the Fair Market Value of a Share on the Grant Date;

                   (ii) shall be for a period of not more than ten (10) years and, if granted to a Ten Percent Owner, not more than five (5) years, from the Grant Date and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                   (iii) shall meet the limitations of this subparagraph 6(c)(iii). If the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Grantee in any calendar year exceeds the limit determined in accordance with the provisions of Section 422 of the Code (the "Limit") taking into account Shares subject to all ISOs granted by the Company which are held by the Grantee, the excess will be treated as nonqualified options. To determine whether the Limit is exceeded, the Fair Market Value of Shares subject to options shall be determined as of the Grant Dates of the options. In reducing the number of options treated as ISOs to meet the Limit, the most recently granted options will be reduced first. If a reduction of simultaneously granted options is necessary to meet the Limit, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an ISO;

                   (iv) shall be granted within ten (10) years from the Effective Date;

                   (v) shall require the Grantee to notify the Committee of any disposition of any Shares issued upon the exercise of the ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions, a "Disqualifying Disposition"), within ten (10) business days after such Disqualifying Disposition; and

                   (vi) unless otherwise permitted by the Code, shall by its terms not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee, except that the Grantee may, in accordance with Section 7, designate in writing a beneficiary to exercise his or her ISOs after the Grantee's death.

               (d) Grant of SARs.

                   (i) When granted, SARs may, but need not, be identified with a specific option, specific Restricted Shares or specific Performance Shares of the Grantee (including any option, Restricted Shares or Performance Shares granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an option, with Restricted Shares or with Performance Shares, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated SARs shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of such option, Restricted Shares or Performance Shares, (B) the exercise of such option or Performance Shares or (C) the date such Restricted Shares become nonforfeitable.

                   (ii) The Strike Price of any SAR shall equal, for any SAR that is identified with an option, the Option Price of such option, or for any other SAR, one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such SAR, except that the Committee may (A) specify a higher Strike Price in the Award Agreement or (B) provide that the benefit payable upon exercise of any SAR shall not exceed such percentage of the Fair Market Value of a Share on such Grant Date as the Committee shall specify.

               (e) Grant of Performance Shares.

                   (i) Before the grant of Performance Shares, the Committee shall:

                       (A) determine objective performance goals, which may, but need not, consist of any one or more of the following goals deemed appropriate by the Committee: certain scientific milestones, earnings (either in the aggregate or on a per share basis), operating income, cash flow, EBITDA (earnings before interest, taxes, depreciation and amortization), return on equity, indices related to EVA (economic value added), per share rate of return on the Common Stock (including dividends), market share (in one or more markets), customer retention rates, market penetration rates, revenues, reductions in expense levels and the attainment by the Common Stock of a specified market value for a specified period of time, in each case where applicable to be determined either on a company-wide basis or in respect of any one or more business units, and the amount of compensation under the goals applicable to such grant;

                       (B) designate a period for the measurement of the extent to which performance goals are attained, which may begin prior to the Grant Date (the "Performance Period"); and

                       (C) assign a performance percentage to each level of attainment of performance goals during the Performance Period, with the percentage applicable to minimum attainment being zero percent and the percentage applicable to maximum attainment to be determined by the Committee from time to time (the "Performance Percentage").

                   (ii) If a Grantee is promoted, demoted, or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines any one or more of the performance goals, Performance Period, or Performance Percentage are no longer appropriate, the Committee may make any changes thereto as it deems appropriate in order to make them appropriate.

                   (iii) When granted, Performance Shares may, but need not, be identified with Shares subject to a specific option, specific Restricted Shares, or specific SARs of the Grantee granted under the Plan in a number equal to or different from the number of the Performance Shares so granted. If Performance Shares are so identified, then, unless otherwise provided in the applicable Award Agreement, the Grantee's associated Performance Shares shall terminate upon (A) the expiration, termination, forfeiture, or cancellation of the option, Restricted Shares, or SARs with which the Performance Shares are identified, (B) the exercise of such option or SARs or (C) the date Restricted Shares become nonforfeitable.

               (f) Grant of Restricted Shares.

                   (i) The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than ten (10) business days after the Grant Date.

                   (ii) The Committee may, but need not, provide that all or any portion of a Grantee's Restricted Shares, or Restricted Shares acquired upon exercise of an option, shall be forfeited:

                       (A) except as otherwise specified in the Plan or the Award Agreement, upon the termination of Grantee's employment with, or Service to, the Company within a specified time period after the Grant Date;

                       (B) if the Company or the Grantee does not achieve specified performance goals (if any) within a specified time period after the Grant Date and before the Grantee's termination of employment or service; or

                       (C) upon failure to satisfy such other conditions, or Grantee's breach of specific conditions, as the Committee may specify in the Award Agreement.

                   (iii) If Restricted Shares are forfeited and the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (A) the amount paid by the Grantee for such Restricted Shares and (B) the Fair Market

Value of the Restricted Shares on the date of forfeiture, which shall be paid to the Grantee in cash as soon as administratively practicable. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

                   (iv) The Committee may provide that the certificates for any Restricted Shares (A) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (B) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

               (g) Grant of Stock Bonuses. The Committee may grant Bonus Shares to any Eligible Person.

            7. Automatic Option Grant Program.

               (a) Option Terms.

                   (i) Grant Dates. Option grants shall be made on the dates specified below:

                       (A) Each individual who is first elected or appointed as a non-employee Director shall automatically be granted, on the date of such initial election or appointment, a non-statutory option to purchase [12,500] Shares, except for the chairman of the board of the Company who shall automatically be granted on the date of such initial election or appointment, a non-statutory option to purchase [25,000] Shares, provided that individual has not previously been in the employment of the Company or any parent or Subsidiary.

                       (B) On the date of each annual stockholder meeting held after the date on which such Employee first became a non-employee Director, each individual who is to continue to serve as a non-employee Director, whether or not that individual is standing for re-election to the Board at that particular annual meeting, shall automatically be granted a non-statutory option to purchase [12,500] Shares, except for the chairman of the Company who shall automatically be granted a non-statutory option to purchase [25,000] Shares, provided such individual has served as a non-employee Director for at least six
(6) months. There shall be no limit on the number of such [12,500] or [25,000] share option grants, as applicable, any one non-employee Director may receive over his or her period of Board service, and non-employee Directors who have previously been in the employment of the Company (or any parent or Subsidiary) or who have otherwise received one or more stock option grants from the Company prior to the date on which such Employee first became a non-employee Director shall be eligible to receive one or more such annual option grants over their period of continued Board service.

                   (ii) Exercise Price.

                       (A) The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per Share on the option grant date.

                       (B) The exercise price shall be payable as set forth in
Section 9 below.

                   (iii) Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

                   (iv) Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Company, at the LOWER of (i) the exercise price paid per share or (ii) the Fair Market Value per Share at the time of repurchase, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial [12,500] or [25,000] share grant, as applicable, shall vest, and the Company's repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the optionee's completion of each year of service as a Director over the three (3) year period measured from the option grant date. The shares subject to each annual [12,500] or [25,000] share option grant, as applicable, shall vest in one installment upon the optionee's completion of the one (1)-year period of service measured from the grant date.

                   (v) Limited Transferability of Options. Each option under this Section 7 may be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's family or to a trust established exclusively for one or more such family members or to optionee's former spouse, to the extent such assignment is in connection with the optionee's estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. The optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Section 7, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the optionee's death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the optionee's death.

                   (vi) Termination of Board Service. The following provisions shall govern the exercise of any options held by the optionee at the time the optionee ceases to serve as a Director:

                       (A) The optionee (or, in the event of optionee's death, the personal representative of the optionee's estate or the person or persons to whom the option is transferred pursuant to the optionee's will or the laws of inheritance or the designated beneficiary or beneficiaries of such option) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                       (B) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested Shares for which the option is exercisable at the time of the optionee's cessation of Board service.

                       (C) Should the optionee cease to serve as a Director by reason of death or Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for any or all of those shares as fully vested Shares.

                       (D) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the optionee's cessation of Board service for any reason other than death or Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

               (b) Corporate Transaction.

                   (i) In the event of a Corporation Transaction (as described in Section 13 below) while the optionee remains a Director, the Shares at the time subject to each outstanding option held by such optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all the option shares as fully vested Shares and may be exercised for any or all of those vested shares. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Corporate Transaction.

                   (ii) In the event of a Corporate Transaction, all outstanding repurchase rights under this under this Automatic Option Grant Program shall automatically terminate, and the Shares subject to those terminated rights shall immediately vest in full.

                   (iii) Upon the occurrence of a Hostile Tender-Offer while the optionee remains a Director, such optionee shall have a thirty (30)-day period in which to surrender to the Company each of his or her outstanding options under this Automatic Option Grant Program. The optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Tender-Offer Price of the Shares at the time subject to each surrendered option (whether or not the optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Company. No approval or consent of the Board or any Committee shall be required at the time of the actual option surrender and cash distribution.

                   (iv) Each option which is assumed in connection with a Corporate Transaction or otherwise continued in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Company's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Corporate Transaction, the successor corporation may, in connection with the assumption of the outstanding options under the Automatic Option Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Corporate Transaction.

                   (v) The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               (c) Remaining Terms. The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for other option grants made under the Plan.

            8. Transferability. Notwithstanding any contrary provision in the Plan, all Awards granted hereunder, other than ISOs, may be assigned or transferred by Grantee to (i) one or more members of Grantee's Immediate Family;
(ii) trusts for the benefit of the Grantee and/or Grantee's Immediate Family;
(iii) entities wholly-owned by Grantee and/or Grantee's Immediate Family; (iv) charitable institutions; or (v) Grantee's estate or any person who acquires the right to exercise this Option by bequest or inheritance or by reason of Grantee's death, by will or by the laws of descent and distribution. Subject to
Section 6(c) in respect of ISOs, a Grantee may, if permitted by the Committee, in its discretion, (a) designate in writing a beneficiary to exercise an Award after his or her death (if that designation has been received by the Company prior to the Grantee's death) and (b) transfer the Award to one or more members of the Grantee's Immediate Family or any other individuals or entities.

            9. Exercise.

               (a) Exercise of Options.

                   (i) Subject to Section 6 and except as otherwise provided in the applicable Award Agreement, each option shall become exercisable at such time or times as may be specified by the Committee from time to time.

                   (ii) An option shall be exercised by the delivery to the Company during the Option Term of (A) a written notice of intent to purchase a specific number of Shares subject to the option in accordance with the terms of the option by the person entitled to exercise the option and (B) payment in full of the Option Price of such specific number of Shares in accordance with Section 8(a)(iii).

                   (iii) To the extent not prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, payment of the Option Price may be made by any one or more of the following means:

                       (A) cash, check, or wire transfer;

                       (B) with the approval of the Committee, Mature Shares, valued at their Fair Market Value on the date of exercise;

                       (C) with the approval of the Committee, Restricted Shares held by the Grantee for at least six (6) months prior to the exercise of the option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

                       (D) in accordance with procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the option through a bank or broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares are used to pay the Option Price ("Tendered Restricted Shares"), (A) all the Shares acquired on exercise of the option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option or (B) a number of Shares acquired on exercise of the option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the option.

               (b) Exercise of SARs.

                   (i) Subject to Section 6(d), and except as otherwise provided in the applicable Award Agreement, (A) each SAR not identified with any other Award shall become exercisable with respect to twenty-five percent (25%) of the Shares subject thereto on each of the first four (4) year anniversaries of the Grant Date of such SAR and (B) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Award with which such SAR is identified may be exercised or becomes nonforfeitable, as the case may be.

                   (ii) SARs shall be exercised by delivery to the Company of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an option or Restricted Shares shall result in the cancellation or forfeiture of such option or Restricted Shares, as the case may be, to the extent of such exercise.

                   (iii) The benefit for each SAR exercised shall be equal to
(A) the Fair Market Value of a Share on the date of such exercise minus (B) the Strike Price specified in such SAR. Such benefit shall be payable in cash, except that the Committee may provide in the Award Agreement that benefits may be paid wholly or partly in Shares.

               (c) Payment of Performance Shares. Unless otherwise provided in the Award Agreement with respect to an Award of Performance Shares, if the minimum performance goals applicable to such Performance Shares have been achieved during the applicable Performance Period, then the Company shall pay to the Grantee of such Award that number of Shares equal to the product of:

                   (i) the sum of (A) number of Performance Shares specified in the applicable Award Agreement and (B) the number of Shares that would have been issuable if such Performance Shares had been Shares outstanding throughout the Performance Period and the stock dividends, cash dividends (except as otherwise provided in the Award Agreement) and other property paid in respect of such Shares had been reinvested in additional Shares as of each dividend payment date,

                   (ii) the Performance Percentage achieved during such Performance Period.

The Committee may, in its discretion, determine that cash be paid in lieu of some or all of such Shares. The amount of cash payable in lieu of a Share shall be determined by valuing such Share at its Fair Market Value on the business day next preceding the date such cash is to be paid. Payments pursuant to this
Section 8 shall be made as soon as administratively practicable after the end of the applicable Performance Period. Any Performance Shares with respect to which the performance goals shall not have been achieved by the end of the applicable Performance Period shall expire.

            10. Notification under Section 83(b). If the Grantee, in connection with the exercise of any option or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company, in writing, of such election within ten (10) days after filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this Section 9.

            11. Mandatory Tax Withholding.

               (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Company's discretion, Mature Shares or any other form of consideration, sufficient to satisfy all federal, state and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

               (b) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding, except that in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

               (c) Any surrender by a Section 16 Grantee of previously owned shares of Common Stock to satisfy tax withholding arising upon exercise of the Award must comply with the applicable provisions of Rule 16b-3(e).

            12. Elective Share Withholding. A Grantee may, with the prior consent of the Committee, elect the withholding by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming nonforfeitable (each, a "Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy the Required Withholding liability attributable to the Taxable Event.

            13. Corporate Transactions. In the event the Board or the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, all options will terminate immediately prior to the consummation of such liquidation or dissolution; provided, however, that options granted pursuant to the Automatic Option Grant Program described in Section 7 above shall be governed by the terms set forth in Section 7. The Committee may, in its sole discretion, declare that any option shall terminate as of a date fixed by the Committee and give each Grantee the right to exercise such Grantee's option as to all or any part of the Shares subject thereto, including Shares as to which the option would not otherwise be exercisable. In the event that the Board or the stockholders of the Company approve an agreement for the sale of all or substantially all of the Company's assets or a merger, consolidation or similar transaction in which the Company will not be the surviving entity or will survive as a wholly-owned subsidiary of another entity (each, a "Corporate Transaction"), the option shall be assumed or an equivalent option shall be substituted by such successor entity or a parent or subsidiary of such successor entity, unless the Board determines, in its sole discretion and in lieu of such assumption or substitution, to take one of the following two options: (i) fifteen (15) days prior to the scheduled consummation of such Corporate Transaction, all options shall become immediately vested and exercisable and shall remain exercisable for a period of fifteen days, or (ii) cancel any outstanding options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board in its sole, good faith discretion) equal to the product of the number of shares subject to the option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares pursuant to such Corporate Transaction exceeds (B) the Option Price applicable to such shares. With respect to the Company's establishment of an exercise window, (i) any exercise of an option during such fifteen-day period shall be conditioned upon the consummation of the contemplated Corporate Transaction and shall be effective only immediately before the consummation of such Corporate transaction and (ii) upon consummation of such Corporate Transaction, the Plan and all outstanding but unexercised options shall terminate. The Board shall send written notice of the Corporate Transaction that will result in such a termination to all individuals who hold options not later than the time at which the Company gives notice thereof to its shareholders.

            14. Termination of Employment or Service.

               (a) For Cause. If a Grantee's employment or service is terminated for Cause, (i) the Grantee's Restricted Shares and SARs that are then forfeitable shall thereupon be forfeited, subject to the provisions of Section 6(f)(iii) regarding repayment of certain amounts to the Grantee; and (ii) any unexercised option or Performance Share shall terminate effective immediately upon such termination of employment or service.

               (b) On Account of Death. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates on account of death, then:

                   (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                   (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the Option Term) by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary, or (C) a Permitted Transferee; and, to the extent that any such option of SAR was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

                   (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment or service on account of the death of the Grantee, by (A) his or her personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of death shall be equal to the product of Fair Market Value of such Performance Shares multiplied successively by each of the following:

                       (A) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that has elapsed since the beginning of such Performance Period until the date of such termination of employment or service and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                       (B) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment or service would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the Performance Share.

               (c) On Account of Disability. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates on account of Disability, then:

                   (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

                   (ii) any unexercised option or SAR, to the extent exercisable on the date of such termination of employment, may be exercised in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the Option Term) by the Grantee, or by (A) his or her personal representative or by the person to whom the option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary or (C) a Permitted Transferee; and, to the extent that any such option of SAR was not exercisable on the date of such termination of employment, it will immediately terminate; and

                   (iii) any unexercised Performance Shares may be exercised in whole or in part, at any time within six (6) months after such termination of employment or service on account of Disability by the Grantee, or by (A) his personal representative or by the person to whom the Performance Shares are transferred by will or the applicable laws of descent and distribution, (B) the Grantee's designated beneficiary or (C) a Permitted Transferee, except that the benefit payable with respect to any Performance Shares for which the Performance Period has not ended as of the date of such termination of employment on account of Disability shall be equal to the product of the Fair Market Value of the Performance Shares as of the date of exercise multiplied successively by each of the following:

                       (A) a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such termination of employment or service and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                       (B) a percentage determined in the discretion of the Committee that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such termination of employment would continue until the end of the Performance Period, or, if the Committee elects to compute the benefit after the end of the Performance Period, the Performance Percentage, as determined by the Committee, attained during the Performance Period for the Performance Share.

               (d) Upon a Change of Control. The degree, if any, to which any Awards shall vest upon a Change of Control or a termination of employment or service in connection with a Change of Control shall be specified by the Committee in the applicable Award Agreement.

               (e) Any Other Reason. Except as otherwise provided by the Committee in the Award Agreement, if a Grantee's employment or service terminates for any reason other than for Cause, death, Disability or pursuant to a Change of Control, then:

                   (i) the Grantee's Restricted Shares (and any SARs identified therewith), to the extent forfeitable on the date of the Grantee's termination of employment or service, shall be forfeited on such date;

                   (ii) any unexercised option or SAR (other than a SAR identified with a Restricted Share or Performance Share), to the extent exercisable immediately before the Grantee's termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the Option
Term); and, to the extent that any such option of SAR was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

                   (iii) the Grantee's Performance Shares (and any SARs identified therewith) shall become nonforfeitable and may be exercised in whole or in part, but only if and to the extent determined by the Committee.

               (f) Repurchase Rights. If a Grantee's employment or service with the Company is terminated for Cause or if Grantee breaches any post-termination covenants set forth in any written agreement between Grantee and the Company, the Company may, in its discretion, for a period of one year after the termination for Cause, or the actual discovery by the Company of the breach, as applicable, and upon 10 days notice to the Grantee, repurchase all or any portion of any Common Stock acquired by the Grantee upon the Grantee's exercise of an Award. The purchase price for any Common Stock repurchased by the Company pursuant to this Section 14(f) shall be the lesser of the price paid to acquire such Common Stock and the Fair Market Value thereof on the date of such purchase by the Company.

            15. Plans of Foreign Subsidiaries. The Committee may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Plan"). All Awards granted under such Foreign Plan shall be treated as grants under the Plan. Such Foreign Plans shall have such provisions as the Committee permits not inconsistent with the provisions of the Plan. Awards granted under a Foreign Plan shall be governed by the terms of the Plan, except to the extent that the provisions of the Foreign Plan are more restrictive than the provisions of the Plan, in which case the Foreign Plan shall control.

            16. Substituted Awards. If the Committee cancels any Award (whether granted under this Plan or any plan of any entity acquired by the Company or a Subsidiary), the Committee may, in its discretion, substitute a new Award therefor upon such terms and conditions consistent with the Plan as the Committee may determine, except that (a) the Option Price of any new option, and the Strike Price of any new SAR, shall not be less than one hundred percent (100%) (one hundred ten percent (110%) in the case of an incentive stock option granted to a Ten Percent Owner) of the Fair Market Value of a Share on the date of the grant of the new Award; and (b) the Grant Date of the new Award shall be the date on which such new Award is granted.

            17. Securities Law Matters.

               (a) Compliance. If the Committee deems it necessary to comply with any applicable securities law, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares. If, based upon the advice of counsel to the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (i) federal or state securities or blue-sky laws or regulations or (ii) the listing requirements of any national exchange or national market system on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

(b) Section 16. Grants of options to Section 16 Grantees shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder for such grants to qualify for exemption from liability under Section 16(b) of the 1934 Act.

            18. No Employment Rights. Neither the establishment of the Plan nor the grant of any Award shall (a) give any Grantee the right to remain employed or otherwise engaged, hired or retained by the Company or any Subsidiary, or entitle any Grantee to any benefits not specifically provided by the Plan or (b) modify the right of the Company or any Subsidiary to modify, amend, or terminate any employee benefit plan.

            19. No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or in the applicable Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends or deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

            20. Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death, or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

            21. Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards and (c) the treatment of terminations of employment or service.

            22. Adjustments. The Committee shall make equitable adjustment of:

               (a) the aggregate number of Shares available under the Plan for Awards and the aggregate number of Shares for which Awards may be granted to any individual Grantee in any calendar year pursuant to the second sentence of
Section 2;

               (b) the number of Shares, SARs or Performance Shares covered by an Award; and

               (c) the Option Price of all outstanding options and the Strike Price of all outstanding SARs;

to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-off, reorganization, rights offering, liquidation or similar event, of or by the Company.

            23. Amendment of the Plan. The Committee may from time to time, in its discretion, amend the Plan without the approval of the Company's shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which are listed the Company's equity securities and (b) that the Committee may not without the approval of the Company's shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan (other than in accordance with Section 21).

            24. Termination of the Plan. The Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company. Notwithstanding the foregoing, if the maximum number of shares of Common Stock issuable pursuant to the Plan has been increased at any time, all Awards shall be granted, if at all, no later than the last day preceding the ten (10) year anniversary of the earlier of (a) the date on which the latest such increase in the maximum number of shares of Common Stock issuable under the Plan was approved by the shareholders of the Company or
(b) the date such amendment was adopted by the Board. No termination shall affect any Award then outstanding under the Plan.

            25. No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

            26. Constructive Sales. The Grantee shall not directly or indirectly, through related parties or otherwise, sell "short" or "short against the box" (as those terms are generally understood in the securities markets), or otherwise directly or indirectly (through derivative instruments or otherwise) dispose of or hedge, any securities of the Company issuable upon exercise of such Grantee's Award(s). The foregoing provision may, at the discretion of the Committee, be reflected in the individual Award Agreements governing the terms and conditions of the Awards granted by the Company to the Grantees (which shall be entered into following the grant of such Awards by the Committee).

            27. Definitions. The terms set forth below have the indicated meanings which are applicable to both the singular and plural forms thereof:

               (a) "Award" shall mean options, including ISOs, Restricted Shares, Bonus Shares, SARs or Performance Shares granted under the Plan.

               (b) "Award Agreement" shall mean the written agreement by which an Award shall be evidenced.

               (c) "Board" shall mean the Board of Directors of the Company.

               (d) "Bonus Shares" shall mean Shares that are awarded to a Grantee without cost and without restrictions.

               (e) "Cause", with respect to any employee or consultant of the Company shall have the meaning set forth in such person's employment, consulting or other applicable agreement, or, in the absence of any such agreement or if such term is not defined in any such agreement, shall mean any one or more of the following, as determined by the Committee (in the case of a Section 16 Grantee) or the Chief Executive Officer or President of the Company (in the case of any other Grantee):

                   (i) a Grantee's commission of a crime that is likely to result in injury to the Company or a Subsidiary;

                   (ii) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                   (iii) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

                   (iv) a Grantee's willful misconduct or inaction in connection with his or her duties to the Company or a Subsidiary.

               (f) "Change of Control" shall mean the occurrence of any of the following events:

                   (i) Any "person", as such term is currently used in Section 13(d) or 14(d) of the 1934 Act, other than any employee benefit plan of the Company, becomes a "beneficial owner" (as such term is currently used in Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the number of shares of the Company's voting stock;

                   (ii) The Board adopts any plan of liquidation providing for the distribution of all or substantially all of the Company's assets;

                   (iii) All or substantially all of the assets or business of the Company is disposed of pursuant to a sale, merger, consolidation or other transaction, unless the shareholders of the Company immediately prior to such transaction beneficially own (within the meaning of Rule 13d-3 promulgated under the 1934 Act) as a result of their ownership of stock in the Company, at least 50% of the number of shares of voting stock or other voting equity of the entity or entities that succeed to the business of the Company; or

                   (iv) The Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately before such transaction beneficially own (within the meaning of Rule 13d-3 promulgated under the 1934 Act) as a result of their ownership of stock in the Company, less than 50% of the number of shares of voting stock of the combined company.

               (g) "Code" shall mean the Internal Revenue Code of 1986, as amended or superseded, and the regulations and rulings thereunder. Reference to a particular section of the Code shall include references to successor provisions.

               (h) "Committee" shall mean the committee of the Board appointed pursuant to Section 3(a), or if not so appointed, shall mean the entire Board.

               (i) "Common Stock" shall mean the common stock, $.001 par value per share, of the Company.

               (j) "Consultant" shall mean any person, including a Director, who is engaged by the Company or any parent, Subsidiary or affiliate thereof, to render services to or for the benefit of the Company and is compensated for such services.

               (k) "Director" shall mean a member of the Board.

               (l) "Disability" shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code.

               (m) "Effective Date" shall mean the date set forth in the first paragraph hereof, provided that the Company's stockholder within one (1) year of the Effective Date approve the adoption of the Plan.

               (n) "Eligible Person" shall mean any Employee, Consultant or Director of the Company or any Subsidiary, including any prospective Employee or Employee on an approved leave of absence or layoff, if such leave or layoff does not qualify as a Disability.

               (o) "Employee" shall mean any person treated as an employee (including officers and directors) in the records of the Company and who is subject to the control and direction of the Company with regard to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company to a Director shall not be sufficient to constitute "employment" of the Director by the Company.

               (p) "Fair Market Value" per share of Common Stock on any relevant date shall mean such value as determined in accordance with the following provisions:

                   (i) If the Common Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the closing selling price per share of Common Stock on the exchange on which such Common Stock is principally traded on the relevant date or, if there were no sales on that date, the closing selling price of such Common Stock on the last preceding date on which there were sales.

                   (ii) If the Common Stock is at that time traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM oR OTC Bulletin Board(R), as the case may be, then the Fair Market Value shall mean the closing selling price peR share of Common Stock on the relevant date, as the price is reported by the National Association of Securities Dealers, Inc., on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), as the case MAY be, or any successor system. If there is no closing selling price for the Common Stock on the relevant date, then the Fair Market Value shall mean the closing selling price on the last preceding date for which such quotation exists.

                   (iii) If the Common Stock is neither listed on any national securities exchange nor traded on the Nasdaq National Market(R), Nasdaq Small Cap MarketSM or OTC Bulletin Board(R), then the Fair Market Value shall mean THE value per share of Common Stock as determined by the Board after taking into account such factors as the Board shall in good faith deem appropriate.

               (q) "Grant Date" shall have the meaning specified in Section 6(a)(i).

               (r) "Grantee" shall mean an individual who has been granted an Award or any Permitted Transferee.

               (s) "Hostile Tender-Offer" shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept.

               (t) "Immediate Family" shall mean, with respect to a particular Grantee, the Grantee's spouse, children and grandchildren.

               (u) "ISO" shall mean an incentive stock option within the meaning of Section 422 of the Code.

               (v) "Mature Shares" shall mean Shares for which the holder thereof has good title, free and clear of all liens, encumbrances and restrictions, and which such holder has held for at least six (6) months.

               (w) "Minimum Consideration" shall mean $.001 per Share or such other amount that is from time to time considered to be capital for purposes of the Nevada Revised Statutes.

               (x) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended. References to a particular section of the 1934 Act or rule thereunder, include references to successor provisions.

               (y) "Option Price" shall mean the per share exercise price of an option.

               (z) "Option Term" shall mean the period beginning on the Grant Date of an option and ending on the expiration date of such option, as specified in the Award Agreement for such option and as may, in the discretion of the Committee and consistent with the provisions of the Plan, be extended from time to time.

               (aa) "Performance Shares" shall mean an Award to a Grantee pursuant to Section 6(e).

               (bb) "Permitted Transferee" shall mean a person to whom an Award may be transferred or assigned in accordance with Section 7.

               (cc) "Restricted Shares" shall mean Shares that are subject to forfeiture if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to those Shares.

               (dd) "Rule 16b-3" shall mean Rule 16b-3 as promulgated under the 1934 Act, as amended from time to time, together with any successor rule.

               (ee) "SAR" shall mean a stock appreciation right.

               (ff) "Section 16 Grantee" shall mean a person who is subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

               (gg) "Share" shall mean a share of Common Stock.

               (hh) "Strike Price" shall have the meaning specified in Section 6(d)(ii).

               (ii) "Subsidiary" shall mean a subsidiary corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

               (jj) "Tender-Offer Price" shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Company in connection with a Hostile Tender-Offer or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Tender-Offer. However, if the surrendered option is an ISO, the Tender-Offer Price shall not exceed the clause (i) price per share.

               (kk) "Ten Percent Owner" shall mean a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent of the total combined Voting Power of all classes of capital stock of the Company or any Subsidiary.

               (ll) "Voting Power" shall mean the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors.

            28. Controlling Law. The law of the State of Nevada, except its law with respect to choice of law, shall control all matters relating to the Plan.

            29. Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will given effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

ACCEPTANCE AND AMENDMENT OF PLAN:

Adoption by the Board of Directors by written consent as of December __, 2004.

Stockholder approval at a meeting held on __________, 2005.